Forward Looking Statement Certain information contained in this presentation and statements made orally during this presentation relate to or are based on studies, publications, surveys and other data obtained from third-party sources and Silk Road’s own internal estimates and research. While Silk Road believes these third-party sources to be reliable as of the date of this presentation, it has not independently verified, and makes no representation as to the adequacy, fairness, accuracy or completeness of, any information obtained from third-party sources. While Silk Road believes its internal research is reliable, such research has not been verified by any independent source. This presentation contains forward-looking statements. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based on our current beliefs, expectations and assumptions regarding the future of our business, our future plans and strategies, our clinical results and other future conditions. All statements other than statements of historical facts contained in this presentation, including statements regarding future results of operations and financial position, business strategy, current and prospective markets or products, clinical activities, regulatory approvals, degree of market acceptance, and plans and objectives of management for future operations, are forward-looking statements. The words “may,” “will,” “should,” “expect,” “plan,” “anticipate,” “could,” “intend,” “target,” “project,” “estimate,” “believe,” “predict,” “potential” or “continue” or the negative of these terms or other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. The forward-looking statements in this presentation represent our views as of the date of this presentation. Although we believe the expectations reflected in such forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct. Accordingly, readers are cautioned not to place undue reliance on these forward- looking statements. Such statements are based on current assumptions that involve risks and uncertainties that could cause actual outcomes and results to differ materially. These risks and uncertainties, many of which are beyond our control, include risks described in the section entitled Risk Factors and elsewhere in our most recent 10-Q filing made with the Securities and Exchange Commission. Except as required by applicable law, we do not plan to publicly update or revise any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise. No representations or warranties (expressed or implied) are made about the accuracy of any such forward-looking statements. 1

Commercial-stage company that has established an TCAR entirely new, minimally invasive for procedure with potential to Stroke become the standard of care in a multi-billion $ market Prevention ~2,000 >10,000 $60-62M Q2 US Procedures WW Procedures 2019 Exp. Revenue (<5% market penetration1) (74-79% YoY growth) Figures as of 2Q 2019 1 Represents Q1 annualized figure relative to total carotid procedures in 2018 of 168,000 2

Relentless Focus on Patient Outcomes Every patient. Every day. 3

Carotid Artery Disease – 33% of Ischemic Strokes Cause of stroke: Plaque fragments break off and move to brain Current Prevalence 4.3M people in US have carotid stenosis Source: Weerd M Stroke 2010; Modus Health Group 2018, Vascularweb.org 4

A Dated Standard of Care Carotid Endarterectomy 65 years Major Adverse Events Collateral Damage Hospital Economics Accountable Care 5

"CAS: An Unacceptable Tradeoff"

SURGICAL:
Carotid Endarterectomy
(CEA)
65 years



~83%
of procedures

- ✗ SIGNIFICANT adverse events
- ✓ **LOW** 30-day stroke risk

A Dated Standard of Care

ENDOVASCULAR:
Transfemoral Carotid Artery Stenting
(CAS)
Since the '90s



Crossing the lesion
Crossing the aortic arch

~14%
of procedures[1]

- ✓ LOWER adverse events
- ✗ **HIGHER** (~2x) 30-day stroke risk

A Niche Procedure

Source: Modus Health Group 2018
[1] Excludes 2018 TCAR procedures

6
SILKROAD MEDICAL®

A ~$2.6B Annual US Treatment Opportunity in 2018

Greenfield opportunity

1 **Convert** current procedures — **$1.0B**
Established market with suboptimal treatments

- ✓ **$665M High Surgical Risk, ~2/3 or 111K procedures**
- ○ ***$340M Standard Surgical Risk, ~1/3 or 57k procedures***

2 Treat today's **untreated** — **$1.6B**
TCAR changes risk / reward



427K
Diagnoses
168K
Treated[1]
259K
Monitored[2]

A New, Minimally Invasive Procedure with Clinical Advantages

Source: Modus Health Group data for 2017 and 2018; note: US opportunity calculated as procedure volume multiplied by average sales price of each TCAR product (1 unit each)
[1] Treated with CEA, CAS, or TCAR; does not include patients who undergo medical management alone; Includes both standard and high surgical risk
[2] Includes patients who did not undergo a surgical or endovascular procedure in 2018 and were instead monitored and treated with medical management alone

7

SILKROAD MEDICAL

The New Normal: Endovascular Procedures THE LAST FRONTIER: Open to Endo Conversion Cerebral 79% Aneurysms Carotid Artery Disease: Coronary U.S. 76% Artery Disease 17% Endo1 83% Thoracic/ Surgical Abdominal 70% 168K Aortic Procedures Aneurysms in 2018 Peripheral 85% Arterial Disease = Endo = Surgical Sources: Modus Health Group 2018; Health Advances, PSPS 2012, HCUP 2012 1 Includes ~3% represented by TCAR procedures in 2018 8

TCAR is the Solution TCAR Paradigm Shift: Transcarotid Minimally Invasive Avoids Aortic Arch Avoids Cranial Nerve Plexus High Rate Flow Reversal Neuroprotection TCAR combines advantages from both worlds: surgical principles of neuroprotection and game changing Accurate stenting endovascular technology 9

TCAR Carotid-Specific Design, ENHANCE® Dedicated Portfolio Transcarotid Peripheral Access Kit ENROUTE® Transcarotid Neuroprotection System (NPS) Helps Protect the Brain During the Procedure ENROUTE® Transcarotid Stent System Helps Protect the Brain After the Procedure ENROUTE® 0.014” Guidewire 10

The proof is in the filter >10,000 TCAR procedures worldwide1 1 As of 04/30/2019 11

Proven Stent Durability Carotid Artery Stenting (CAS) % Stroke The weak link Risk is the procedure… NOT Carotid Endarterectomy (CEA) the stent 30 days 10 years+ Time Source: CREST 10-year follow-up, N Engl J Med 2016; 374:1021 1031. 12

Clinical Trials: 30 Day Stroke

ROADSTER Trial Design and Purpose

- 1st time TCAR in the US
- 1st generation NPS
- Supported 510(k) clearance of NPS
- Supported PMA for ENROUTE Stent

ROADSTER[1]

*"The overall **stroke rate of 1.4%** is the **lowest reported to date** for any prospective, multi-center trial of carotid stenting."*

– J Vasc Surg 2015;62:1227-35


1.4%
1.3%
1.4%
Pivotal n=141
Continued Access n=78
Combined n=219

High Surgical Risk

CREST[2]


2.3%
4.1%
CEA n=1,240
CAS n=1,262

Standard Surgical Risk

[1] J Vasc Surg 2015;62:1227-35; ROADSTER outcomes presented on an "intention to treat" basis
[2] N Engl J Med 2010; 363:11-23

13 / CONFIDENTIAL AND PROPRIETARY

SILKROAD MEDICAL®

Growing Clinical Evidence
ROADSTER2 Real World Registry: 30 Day Stroke


Validates **low stroke rate** seen in ROADSTER1
2.3%
4.1%
0.6%
CEA
n=1,240
CAS
n=1,262
TCAR
n=632
CREST[1]
ROADSTER2[2]
Standard Surgical Risk
High Surgical Risk

Confirms Short Learning Curve

80% of enrolled physicians new to TCAR

Low Rates of 30-Day MAEs

Stroke/Death/MI (1.7%), Stroke/Death (0.8%), acute CNI (1.3%) and permanent CNI (0.5%)

Low 30-Day Stroke Rate in Vulnerable Sub-Groups

Symptomatic (0.6%), Female (0.5%) and Age>=75 (1.1%)

[1] N Engl J Med 2010; 363:11-23

[2] Kashyap, Vikram. "Analysis of the Early Outcomes in the ROADSTER-2 Clinical Trial of Transcarotid Artery Revascularization in Patients with Significant Carotid Artery Disease". Presentation, Society for Vascular Surgery 2019 Vascular Annual Meeting, National Harbor, MD, June 15, 2019.

Note: ROADSTER2 data per FDA Analysis (Per Protocol)

Note: Major adverse events (MAEs); myocardial infarction (MI); cranial nerve injury (CNI)

14

SILKROAD MEDICAL

CODING COVERAGE PAYMENT September 2016 Unprecedented alignment TCAR High Surgical Risk: Symptomatic and Asymptomatic 15

Challenging the Standard of Care

Matched Population: 5,160 TCAR Patients vs. 5,160 CEA Patients

TCAR Surveillance Project



Odds Ratio (95% CI)
1.8
1.6
1.4
1.2
1.0
0.8
0.6
0.4
0.2
0.0
Significantly Favors TCAR
No Significant Difference
p<0.001 (0.07-0.22)
p<0.001 (0.26-0.66)
p<0.001 (0.50-0.84)
p<0.001 (0.68-0.80)
p<0.001 (0.64-0.87)
p<0.09 (0.57-1.04)
p<0.19 (0.58-1.11)
p<0.63 (0.46-1.61)
p<0.64 (0.64-1.32)
p<0.38 (0.83-1.65)
CNI
MI
S/D/MI
LOS>1 Day
Non-Home Discharge
S/D
Stroke
Death
Ipsilateral Stroke
Bleeding with Intervention...

*5,160 patient were matched based on symptomatic status, age, CAD, CHF, COPD, CKD, prior ipsilateral CEA, prior ipsilateral CAS, contralateral occlusion, ASA Class and statin use

When receiving TCAR vs CEA, a patient is ...

87%	less likely to have CNI
59%	less likely to have MI
35%	less likely to have S/D/MI
25%	less likely to have an extended stay past one day
25%	less likely to be discharged to a non-home facility (e.g. skilled nursing facility)

[1] Outcomes data represent propensity score, in-hospital outcomes
Malas, Mahmoud. "Outcomes of TransCarotid Artery Revascularization (TCAR) versus Carotid Endarterectomy (CEA) in the TCAR Surveillance Project." Presentation, Society for Vascular Surgery 2019 Vascular Annual Meeting, National Harbor, MD, June 13, 2019.

16

SILKROAD MEDICAL

TCAR: Established Codes and Payment Physician: CPT Code Hospital: ICD-10 Codes TCAR 37215 $1,050 TCAR DRGs 034-36 $13,850 CEA 35301 $1,187 CEA DRGs 037-39 $9,360 171 3.0 1.9 74 ROADSTER CEA: CREST* ROADSTER CEA: CREST* Procedure Time (minutes) Length of Stay (days) Medicare national average payment levels for CPT in 2019 and DRG figures in 2020 *Standard Surgical Risk patients (ROADSTER High Surgical Risk) 17 / CONFIDENTIAL AND PROPRIETARY

Procedure Margin Economic value proposition easily understood by Value Analysis Committees CEA DRG1 038 PROCEDURE2 CEA HOSPITAL3 TCAR DRG1 035 PROCEDURE2 TCAR HOSPITAL3 REIMBURSEMENT COSTS1 PROCEDURE REIMBURSEMENT COSTS1 PROCEDURE MARGIN MARGIN Hospital stay margin: TCAR furthers the economic advantage by reducing in-hospital complications and length of stay Source: Health Advances and company analysis 1 Procedure costs include OR time, devices, medication, overhead, etc. 18 / CONFIDENTIAL AND PROPRIETARY

Why Vascular Surgeons Have Adopted TCAR which is moving towards the standard of care Growing clinical P2P influence & inter/intra evidence base specialty competition Quality initiatives and Better patient and economic incentives physician experience 19

Easy-to-Learn Procedure with Many Physicians Trained Indicative Short Learning Curve Minimal procedure support First 10: 3-5 adoption Training inflection procedures 20

Commercial Strategy: Efficient Go-to-Market Concentrated Market Growing Adoption ~2,750 physicians perform Clinically-Focused ~80% of procedures1 Direct Sales Force ~1,275 >8,000 ~500 ~75% ~775 Concentrated 4,573 hospital base and procedure volume drives efficient coverage model 2 2 2018 2019E 2018 2019E PHYSICIANS TRAINED U.S. PROCEDURES 1 Data as of 12/31/18 (Source: Independent 3rd Party Market Data) 2 Outlook as of 07/29/2019 21

Attractive Business Model Procedural Sale ENROUTE® Transcarotid ENHANCE® Neuroprotection System Transcarotid Peripheral Access Kit 4 Products 1 Procedure Compelling ENROUTE® Transcarotid Gross Margins Full Procedure Stent System 1 ENROUTE® 75% ASP 0.014” Guidewire 1 Six months ended June 30, 2019 22

Building and Maintaining a Sustainable Competitive Advantage Easy to Support of Teach and Learn TCAR Key Society Procedure Sole Player in Greenfield Opportunity Dedicated Carotid Compelling Sales Force Clinical Data Robust TCAR-Specific Intellectual Reimbursement Property Unique Transcarotid Regulatory Label 23

Procedure-Driven Ramp $14.9 16 $12.8 14 $11.5 ~2,000 12procedures $9.6 10 $7.8 8 $5.7 6 4 2 0 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 2017 2018 2019 Procedure YoY Growth 220% 195% 142% 118% 120% 98% US Procedures Net revenue ($mm) 24

Solid Financial Profile Quarterly Results1 Annual Results2 ($ millions) ($ millions) <5% procedure share3 $14.9 $60.0 - $62.0 >8,000 $7.8 $34.6 4,573 $14.3 1,806 Q2 2018 Q2 2019 2017 2018 2019E* 1 Represents three-months ended June 30, 2019 compared to three-months ended June 30, 2018 2 Represents twelve-months ended December 30, 2018 compared to twelve-months ended 30, 2018 3 Represents annual figure relative to total carotid procedures in 2018 of 168,000 *Represents the Company’s publicly disclosed guidance as of July 29, 2019. This presentation should not be construed as an update to such guidance. 25

NEW MARKETS Well-Positioned for INTERNATIONAL EXPANSION Long Term Growth MARKET EXPANSION LABEL EXPANSION PRODUCT EXPANSION Heart MARKET Aortic Arch Brain OUS CONVERSION Penetration of Markets medically Standard managed surgical risk TCAR Penetrate accessories existing high surgical risk procedures ($665M market) 26

Built For Size and Scale

Proven Management Team



Erica Rogers
President & CEO
Med360, Visiogen, Boston Sci, Target



Lucas Buchanan
Chief Financial Officer
The Vertical Group, Medtronic, E&Y

Andrew Davis	EVP Global Sales & Marketing	Medtronic, Acelity, Boston Scientific
Richard Ruedy	EVP Clinical, Reg, Quality	Abbott, Nevro, Cardica, Acta
Alison Highlander	VP Human Resources	Roche, SRI, Atomic Tangerine
Bob Nicholas	VP Operations	Cardiokinetix, Stryker, Concentric, Heartport
Tammy Leitsinger	VP Med Affairs & Prof Education	Cordis, J&J
Mark Page	VP Marketing	Arstasis, Flowcardia, Boston Sci
Frances Versprille	VP Commercial Ops & Analytics	Cordis, Biocompatibles
Shari Rideout	VP Quality	Vital Connect, Cordis, Carbylan, Depuy/J&J

27

A New Era, A New Vascular Category ~$2.6B US MARKET Carotid artery disease is a multi-billion dollar category with one TCAR player with the potential to become the standard of care for the last OPPORTUNITY endovascular frontier COMPELLING Safety, effectiveness and clinical advantages of TCAR have been CLINICAL DATA observed in multiple clinical trials and post-market studies TCAR-SPECIFIC TCAR is reimbursed under established codes and payment levels REIMBURSEMENT and we are the only company with transcarotid FDA labeling EFFICIENT Concentrated hospital base and procedure volume combined with COMMERCIAL MODEL easy-to-learn procedure drives efficient coverage model STRONG FINANCIAL Robust commercial ramp, compelling gross margins and significant PROFILE operating leverage potential 28

APPENDIX